UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2016

SPECTRUM BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34757	27-2166630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Deming Way Middleton, Wisconsin 53562
(Address of principal executive offices)

(608) 275-3340
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2016 Annual Meeting of the Stockholders (the “Annual Meeting”) of Spectrum Brands Holdings, Inc. (the “Company”) held on January 28, 2016, the Company’s stockholders reapproved the Spectrum Brands Holdings, Inc. 2011 Omnibus Equity Award Plan (the “2011 Plan”).  The 2011 Plan was approved by our stockholders in 2011, and was amended in 2014.  In connection with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, our stockholders reapproved the 2011 Plan, which will continue to give the Company the flexibility to award qualified performance-based compensation, the deductibility of which will not be limited by Section 162(m).
Item 5.07  Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on January 28, 2016.  Only holders of the Company’s common stock at the close of business on December 16, 2015 (the “Record Date”) were entitled to vote at the Annual Meeting.  As of the Record Date, there were 59,333,653 shares of common stock entitled to vote.  A total of 54,347,392 shares of common stock (91.60%), constituting a quorum, were represented in person or by valid proxies at the Annual Meeting.
The stockholders voted on three proposals at the Annual Meeting.  The proposals are described in detail in the Proxy Statement dated December 21, 2015.  The final results of the votes regarding each proposal are set forth below.
Proposal 1: The Company’s stockholders elected three directors to the Board to serve for a three year term until the 2019 annual meeting of stockholders.  The votes regarding this proposal were as follows:

	For	Withhold	Broker Non-Votes
Omar M. Asali	40,233,412	11,726,894	2,387,086
Norman S. Matthews	45,818,792	6,141,514	2,387,086
Joseph S. Steinberg	43,406,598	8,553,708	2,387,086

Proposal 2: The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2016.  The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
54,284,000	61,976	1,416	–

Proposal 3: The Company’s stockholders reapproved the Spectrum Brands Holdings, Inc. 2011 Omnibus Equity Award Plan.  The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
44,001,520	7,903,069	55,717	2,387,086

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM BRANDS HOLDINGS, INC.
Date: February 3, 2016

	By:	/s/ Nathan E. Fagre
Printed Name: Nathan E. Fagre
Title: Senior Vice President, General Counsel and Corporate Secretary